EXHIBIT 99.4

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma financial information gives effect to the sale on July 31, 2006 of the U.S.-based assets of Precision Engine Products Corp. and all of the stock of its wholly-owned subsidiary in Brazil, Precision Engine Products, Ltda., to GT Technologies for cash consideration of $25.0 million plus a potential earn-out of up to an additional $10.0 million. GT Technologies purchased all of the net assets of the U.S.-based operations of Precision Engine Products Corp. except for cash, tax assets and liabilities, pension liabilities, active employee and retiree health liabilities, environmental liabilities, workers’ compensation liabilities and other miscellaneous liabilities.

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006 has been prepared as if the sale of Precision Engine Products, Corp. (as described in Item 2.01 of this Current report on Form 8-K) occurred on March 31, 2006. The following Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2006 and for the Year Ended December 31, 2005, have been prepared as if the sale of Precision Engine Products Corp. occurred on January 1, 2006 and January 1, 2005, respectively. In accordance with pro forma accounting rules, no gain or loss from the actual divestment is reflected in the Unaudited Pro Forma Condensed Consolidated Statements of Operations.

The unaudited pro forma financial information was prepared in accordance with Article 11 of the United States Securities and Exchange Commission Regulation S-X. The historical pro forma financial information as of and for the three months ended March 31, 2006 was derived from the financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2006. The historical pro forma financial information for the year ended December 31, 2005 was derived from the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The unaudited pro forma financial information should be read in conjunction with these reports. The unaudited pro forma financial information and the related notes are provided for information purposes only and do not purport to be indicative of the results which would have been obtained by Stanadyne Holdings, Inc. or Stanadyne Corporation had Precision Engine Products Corp. been sold on the dates indicated or which may be expected to occur in the future.

Stanadyne Holdings, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(in thousands)

	March 31, 2006
	Historical	Pro Forma Adjustments (1)	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$21,562	$24,255 (2)	$45,817
Accounts receivable, net	52,091	(9,551)	42,540
Inventories, net	42,067	(5,621)	36,446
Prepaid expenses and other current assets	2,307	(1,010)	1,297
Deferred income taxes	3,282	—	3,282

Total current assets	121,309		129,382
Property, plant and equipment, net	118,084	(16,625)	101,459
Goodwill	146,439	(1,864)	144,575
Intangible and other assets, net	102,234	(3,012)	99,222

Total assets	$488,066	$(13,428)	$474,638

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$25,466	$(4,327)	$21,139
Accrued liabilities	29,423	(941)	28,482
Current maturities of long-term debt	5,829	—	5,829
Current installments of capital lease obligations	225	—	225

Total current liabilities	60,943		55,675
Long-term debt, excluding current maturities	291,496	—	291,496
Deferred income taxes	37,443	1,368	38,811
Capital lease obligations, excluding current installments	177	—	177
Other noncurrent liabilities	48,784	—	48,784

Total liabilities	438,843		434,943

Minority interest in consolidated subsidiary	16	—	16
Commitments and contingencies	—		—
Stockholders’ equity:
Common stock	1,050	—	1,050
Additional paid-in capital	53,021	—	53,021
Other accumulated comprehensive deficit	(15)	(166)	(181)
Retained earnings	(4,821)	(9,362)	(14,183)
Treasury Stock	(28)	—	(28)

Total stockholders’ equity	49,207		39,679

Total liabilities and stockholders’ equity	$488,066	$(13,428)	$474,638

(1)	To reflect the removal of Precision Engine Products Corp.’s assets acquired and liabilities assumed by GT Technologies.

(2)	To reflect the net pre-tax proceeds of $24.3 million from the sale of Precision Engine Products Corp., which after deducting amounts for taxes and other closing related costs will be used to reduce the amount of outstanding debt on the senior credit facility.

Stanadyne Holdings, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands)

	For the Three Months Ended March 31, 2006
	Historical	Pro Forma Adjustments (1)	Pro Forma
Net sales	$90,736	$(15,198)	$75,538
Cost of goods sold	72,942	(14,647)	58,295

Gross profit	17,794		17,243
Selling, general and administrative expenses	13,356	(1,551)	11,805

Operating income	4,438		5,438
Other income (expense):
Interest, net	(7,582)	434	(7,148)

Loss before income tax benefit and minority interest	(3,144)		(1,710)
Income tax benefit	(887)	255	(632)

Loss before minority interest	(2,257)	—	(1,078)
Minority interest in loss of consolidated subsidiary	55	—	55

Net loss	$(2,202)	$1,179	$(1,023)

(1)	To reflect the removal of Precision Engine Products Corp.’s operations.

Stanadyne Holdings, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands)

	For the Year Ended December 31, 2005
	Historical	Pro Forma Adjustments (1)	Pro Forma
Net sales	$359,354	$(64,102)	$295,252
Cost of goods sold	292,333	(64,003)	228,330

Gross profit	67,021		66,922
Selling, general and administrative expenses	43,056	(7,272)	35,784

Operating income	23,965		31,138
Other income (expense):
Gain from extinguishment of debt	537	—	537
Interest, net	(30,059)	1,653	(28,406)

(Loss) income before income tax (benefit) expense and minority interest	(5,557)		3,269
Income tax (benefit) expense	(2,498)	3,213	715

(Loss) income before minority interest	(3,059)	—	2,554
Minority interest in loss of consolidated subsidiary	130	—	130

Net (loss) income	$(2,929)	$5,613	$2,684

(1)	To reflect the removal of Precision Engine Products Corp.’s operations.

Stanadyne Corporation and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(in thousands)

	March 31, 2006
	Historical	Pro Forma Adjustments (1)	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$21,042	$24,255 (2)	$45,297
Accounts receivable, net	52,091	(9,551)	42,540
Inventories, net	42,067	(5,621)	36,446
Prepaid expenses and other current assets	2,294	(1,010)	1,284
Deferred income taxes	3,282	—	3,282

Total current assets	120,776		128,849
Property, plant and equipment, net	118,084	(16,625)	101,459
Goodwill	146,439	(1,864)	144,575
Intangible and other assets, net	100,175	(3,012)	97,163

Total assets	$485,474	$(13,428)	$472,046

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$25,466	$(4,327)	$21,139
Accrued liabilities	29,413	(941)	28,472
Current maturities of long-term debt	5,829	—	5,829
Current installments of capital lease obligations	225	—	225

Total current liabilities	60,933		55,665
Long-term debt, excluding current maturities	223,970	—	223,970
Deferred income taxes	40,807	1,368	42,175
Capital lease obligations, excluding current installments	177	—	177
Other noncurrent liabilities	48,784	—	48,784
Due from Stanadyne Automotive Holding Corp.	150	—	150

Total liabilities	374,821		370,921

Minority interest in consolidated subsidiary	16		16
Commitments and contingencies	—		—
Stockholders’ equity:
Common stock	—		—
Additional paid-in capital	105,000	—	105,000
Other accumulated comprehensive deficit	(15)	(166)	(181)
Retained earnings	5,652	(9,362)	(3,710)

Total stockholders’ equity	110,637		101,109

Total liabilities and stockholders’ equity	$485,474	$(13,428)	$472,046

(1)	To reflect the removal of Precision Engine Products Corp.’s assets acquired and liabilities assumed by GT Technologies.

(2)	To reflect the net pre-tax proceeds of $24.3 million from the sale of Precision Engine Products Corp., which after deducting amounts for taxes and other closing related costs will be used to reduce the amount of outstanding debt on the senior credit facility.

Stanadyne Corporation and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands)

	For the Three Months Ended March 31, 2006
	Historical	Pro Forma Adjustments (1)	Pro Forma
Net sales	$90,736	$(15,198)	$75,538
Cost of goods sold	72,942	(14,647)	58,295

Gross profit	17,794		17,243
Selling, general and administrative expenses	13,311	(1,551)	11,760

Operating income	4,483		5,483
Other income (expense):
Interest, net	(5,584)	434	(5,150)

(Loss) income before income tax benefit and minority interest	(1,101)	—	333
Income tax benefit	(342)	255	(87)

(Loss) income before minority interest	(759)	—	420
Minority interest in loss of consolidated subsidiary	55	—	55

Net (loss) income	$(704)	$1,179	$475

(1)	To reflect the removal of Precision Engine Products Corp.’s operations.

Stanadyne Corporation and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands)

	For the Year Ended December 31, 2005
	Historical	Pro Forma Adjustments (1)	Pro Forma
Net sales	$359,354	$(64,102)	$295,252
Cost of goods sold	292,333	(64,003)	228,330

Gross profit	67,021		66,922
Selling, general and administrative expenses	42,992	(7,272)	35,720

Operating income	24,029		31,202
Other income (expense):
Gain from extinguishment of debt	537	—	537
Interest, net	(22,598)	1,653	(20,945)

Income before income taxes and minority interest	1,968		10,794
Income taxes	321	3,213	3,534

Income before minority interest	1,647	—	7,260
Minority interest in loss of consolidated subsidiary	130	—	130

Net income	$1,777	$5,613	$7,390

(1)	To reflect the removal of Precision Engine Products Corp.’s operations.